UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 4, 2003


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On July 4, 2003, Infowave Software, Inc. (the "Company") completed the acquisition of substantially all of the business and assets of HiddenMind Technology, LLC, a wireless software company based in Cary, North Carolina ("HiddenMind"). HiddenMind offers a mobile application platform that enables companies to extend existing date and applications to mobile devices.

Under the terms of the Acquisition Agreement dated May 28, 2003, the Company acquired such business and assets in consideration for US$2,031,105. The purchase price was paid by the Company through the issuance to HiddenMind of 14,966,034 units ("Units") of the Company at a deemed price of Cdn.$0.19 per Unit. Each Unit consists of one common share and one half of one warrant (a "Warrant"). Each whole Warrant entitles the holder to purchase an additional common share of the Company at an exercise price of Cdn.$0.19 until July 4, 2005. The transaction will be accounted for under the purchase method of accounting.




Item 7.  Financial Statements and Exhibits

(b)  Pro Form Financial Information



                    Pro Forma Consolidated Financial Statements
                    (Expressed in United States dollars)


                    INFOWAVE  SOFTWARE,  INC.



                    Three months ended March 31, 2003
                    Year ended December 31, 2002

                    (Unaudited)

INFOWAVE SOFTWArE, INC.
Pro Forma Consolidated Balance Sheet
(Unaudited)
(Expressed in United States dollars)

March 31, 2003




-----------------------------------------------------------------------------------------------------------------
                                         Infowave       HiddenMind         Acquisition
                                        Software,      Technology,           pro forma                     Pro
                                             Inc.              LLC         adjustments                   forma
-----------------------------------------------------------------------------------------------------------------
                                                                              (note 2)
Assets

Current assets:
     Cash and cash equivalents      $   2,264,686    $       9,911     $        (9,911)        $     1,764,686
                                                                              (500,000)
     Short-term investments               358,112                -                   -                 358,112
     Accounts receivable                  425,974                -                   -                 425,974
     Inventory                              1,019                -                   -                   1,019
     Prepaid expenses and deposits         66,286           36,851             (36,851)                 66,286
-----------------------------------------------------------------------------------------------------------------
                                        3,116,077           46,762            (546,762)              2,616,077

Fixed assets                              498,761          460,645            (310,645)                648,761

Restricted cash - leases                        -          464,842            (464,842)                      -

Intangible assets                          27,181          174,207           2,206,898               2,408,286
-----------------------------------------------------------------------------------------------------------------

                                    $   3,642,019    $   1,146,456     $       884,649         $     5,673,124
-----------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
     Accounts payable and
       accrued liabilities          $     729,661    $     152,110     $      (152,110)        $       729,661
     Deferred revenue                     297,718           18,000             (18,000)                297,718
-----------------------------------------------------------------------------------------------------------------
                                        1,027,379          170,110            (170,110)              1,027,379

Shareholders' equity:
     Share capital                     56,564,963                -           1,493,690              58,058,653
     Additional paid-in capital            15,941                -                   -                  15,941
     Members' equity                            -          976,346            (976,346)                      -
     Other equity instruments           1,613,096                -             537,415               2,150,511
     Deficit                          (55,297,602)               -                   -             (55,297,602)
     Cumulative translation
       account                           (281,758)               -                   -                (281,758)
-----------------------------------------------------------------------------------------------------------------
                                        2,614,640          976,346           1,054,759               4,645,745
-----------------------------------------------------------------------------------------------------------------

                                    $   3,642,019    $   1,146,456     $       884,649         $     5,673,124
-----------------------------------------------------------------------------------------------------------------



See accompanying notes to pro forma consolidated financial statements.

INFOWAVE SOFTWArE, INC.
Pro Forma Combined Statement of Operations
(Unaudited)
(Expressed in United States dollars)

Three months ended March 31, 2003


-----------------------------------------------------------------------------------------------------------------
                                         Infowave       HiddenMind         Acquisition
                                        Software,      Technology,           pro forma                     Pro
                                             Inc.              LLC         adjustments                   forma
-----------------------------------------------------------------------------------------------------------------
                                                                              (note 2)
Sales                            $        411,856   $       51,870       $           -         $       463,726

Cost of goods sold                         56,839                -                   -                  56,839
-----------------------------------------------------------------------------------------------------------------

Gross profit                              355,017           51,870                   -                 406,887

Expenses:
     Research and development             489,803          420,658                   -                 910,461
     Sales and marketing                  356,274          306,356                   -                 662,630
     Administration                       317,787          209,745                   -                 527,532
     Depreciation and
       amortization                       108,310           45,142             198,425                 351,877
-----------------------------------------------------------------------------------------------------------------
                                        1,272,174          981,901             198,425               2,452,500
-----------------------------------------------------------------------------------------------------------------

Loss from operations                      917,157          930,031             198,425               2,045,613

Other expenses (income):
     Interest and other income            (14,787)            (179)                  -                 (14,966)
     Foreign exchange                      53,090                -                   -                  53,090
-----------------------------------------------------------------------------------------------------------------
                                           38,303             (179)                  -                  38,124
-----------------------------------------------------------------------------------------------------------------

Loss from continuing
   operations                    $        955,460   $      929,852       $     198,425         $     2,083,737
-----------------------------------------------------------------------------------------------------------------


Loss from continuing operations per share:
     Basic                       $           0.01                                              $          0.03
     Weighted average number
       of common shares                66,627,800                                                   81,593,834

-----------------------------------------------------------------------------------------------------------------



See accompanying notes to pro forma consolidated financial statements.

INFOWAVE SOFTWArE, INC.
Pro Forma Combined Statement of Operations
(Unaudited)
(Expressed in United States dollars)

Year ended December 31, 2002



-----------------------------------------------------------------------------------------------------------------
                                         Infowave       HiddenMind         Acquisition
                                        Software,      Technology,           pro forma                     Pro
                                             Inc.              LLC         adjustments                   forma
-----------------------------------------------------------------------------------------------------------------
                                                                              (note 2)
Sales                            $      1,821,041   $      761,784       $           -         $     2,582,825

Cost of goods sold                        408,654           19,042                   -                 427,696
-----------------------------------------------------------------------------------------------------------------

Gross profit                            1,412,387          742,742                   -               2,155,129

Expenses:
     Research and development           2,505,329        3,525,629                   -               6,030,958
     Sales and marketing                3,855,068        2,811,534                   -               6,666,602
     Administration                     2,016,675        4,108,200                   -               6,124,875
     Restructuring                      1,415,380                -                   -               1,415,380
     Depreciation and
       amortization                     1,383,675        2,180,841             793,702               4,358,218
     Impairment of intangibles                  -        7,679,201                   -               7,679,201
-----------------------------------------------------------------------------------------------------------------
                                       11,176,127       20,305,405             793,702              32,275,234
-----------------------------------------------------------------------------------------------------------------

Loss from operations                    9,763,740       19,562,663             793,702              30,120,105

Other expenses (income):
     Interest and other income            (47,675)         (43,630)                  -                 (91,305)
     Interest expense                           -           38,643                   -                  38,643
-----------------------------------------------------------------------------------------------------------------
                                          (47,675)          (4,987)                  -                 (52,662)
-----------------------------------------------------------------------------------------------------------------

Loss from continuing
   operations                    $      9,716,065   $   19,557,676       $     793,702         $    30,067,443
-----------------------------------------------------------------------------------------------------------------


Loss from continuing operations per share:
     Basic                       $           0.17                                              $          0.40
     Weighted average number
       of common shares                58,206,503                                                   73,172,537

-----------------------------------------------------------------------------------------------------------------



See accompanying notes to pro forma consolidated financial statements.

INFOWAVE SOFTWArE, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Three months ended March 31, 2003
Year ended December 31, 2002

--------------------------------------------------------------------------------


1.   Proposed arrangement and basis of presentation:

     The accompanying pro forma consolidated financial statements have been compiled for purposes of inclusion in the periodic filing on Form 8-K with the Securities and Exchange Commission of Infowave Software, Inc. ("Infowave") related to the acquisition of HiddenMind Technology, LLC ("HiddenMind") on July 4, 2003. The pro forma consolidated financial statements gives effect to this acquisition by Infowave. The pro forma consolidated financial statements do not give effect to synergies that might result from this acquisition, or any non-recurring charges or credits, and related tax effects, directly attributable to the transaction.

     The pro forma consolidated financial statements have been prepared from information included in the Company and HiddenMind's audited financial statements for the year ended December 31, 2002 and unaudited financial statements as at and for the three months ended March 31, 2003, and the additional information provided in note 2.

     The  pro  forma  consolidated   financial  statements  should  be  read  in
     conjunction with the historical financial statements of each company.


2.   Pro forma assumptions and adjustments:

     The pro forma consolidated balance sheet as at March 31, 2003 has been prepared assuming that the acquisition occurred on that date. The combined statements of operations for the three months ended March 31, 2003 and the year ended December 31, 2002 have been compiled assuming the acquisition occurred at the beginning of the periods presented. These pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have been attained had the acquisition taken place as at the dates indicated and does not purport to be indicative of the effects that may be expected to occur in the future.

     The pro forma consolidated financial statements give effect to the acquisition of HiddenMind by Infowave under the terms of the Asset Purchase Agreement under which Infowave acquired substantially all of the assets of HiddenMind in exchange for 14,966,034 units comprising of one common share and one-half of a share purchase warrant to be issued to the shareholders of HiddenMind. Each unit has an estimated fair value of US$0.14, giving rise to an aggregate purchase price of US$2,031,105 based on exchange rates in effect at the date the terms of the arrangement were agreed to and announced, which amount has been allocated as to US $1,493,690 to the underlying common shares and $537,415 to the underlying warrants. Each full warrant entitles HiddenMind to purchase one additional common share of Infowave at an exercise price of CDN$0.19 until the second anniversary of the Closing Date.

INFOWAVE SOFTWArE, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Three months ended March 31, 2003
Year ended December 31, 2002

--------------------------------------------------------------------------------


2.   Pro forma assumptions and adjustments (continued):

     Legal and other professional fees incurred in relation to the acquisition amounted to $500,000.

     The transaction will be accounted for as a business combination by the purchase method, with Infowave identified as the acquirer. The fair value of the consideration issued will be assigned to the assets acquired and liabilities assumed based on their fair values at the consummation date of the acquisition. The preliminary allocation of the purchase cost is as set out in the pro forma consolidated balance sheet and indicates that, except as indicated in the next sentence, the fair value of the identifiable assets and liabilities equals their carrying value. The excess of the fair value of the consideration issued over the identifiable assets acquired and liabilities assumed has been assigned to intangible assets.

     The acquired value of the intangible assets is as follows:

     --------------------------------------------------------------------
     Employee contracts                                  $      292,500
     Customer lists                                              25,000
     Patents                                                     50,000
     Proprietary software                                     2,013,605
     --------------------------------------------------------------------

                                                         $    2,381,105
     --------------------------------------------------------------------


     For purposes of the pro forma combined statements of operations, acquired intangible assets are amortized over three years on a straight-line basis.


3.   Share capital: Authorized:

     200,000,000 voting common shares without par value

     Issued as at March 31, 2003:


     -----------------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                of shares               Amount
     -----------------------------------------------------------------------------------------------------------
     Infowave Software, Inc. share capital prior to acquisition                66,659,578       $   56,564,963
     Common shares issued to HiddenMind under the Asset Purchase Agreement     14,966,034            1,493,690
     -----------------------------------------------------------------------------------------------------------
     Pro forma balance, March 31, 2003                                         81,625,612       $   58,058,653
     -----------------------------------------------------------------------------------------------------------

INFOWAVE SOFTWArE, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Three months ended March 31, 2003
Year ended December 31, 2002

--------------------------------------------------------------------------------


4.   Reconciliation to United States generally accepted accounting principles:

     The pro forma consolidated financial statements of Infowave have been prepared in accordance with generally accepted accounting principles ("GAAP") in Canada. These measurement principles differ in the following material respects from those in the United States:

     (a)  Pro forma net loss and loss per share:

          -----------------------------------------------------------------------------------------------------------------------
                                                                                                   March 31,       December 31,
                                                                                                       2003               2002
          -----------------------------------------------------------------------------------------------------------------------
          Loss from continuing operations for the period in accordance with Canadian GAAP        $ 2,083,737    $  30,067,443
          Adjustment for impairment of long-lived assets to fair value (e)                                 -          422,762
          -----------------------------------------------------------------------------------------------------------------------
          Loss from continuing operations in accordance with
            United States GAAP                                                                   $ 2,083,737    $   30,490,205
          -----------------------------------------------------------------------------------------------------------------------
          Pro forma loss from continuing operations per share in
            accordance with Canadian and United States GAAP                                      $      0.03    $         0.42
          -----------------------------------------------------------------------------------------------------------------------


     (b) Balance sheet:

         -------------------------------------------------------------------------------------------------------
                                                                                                     March 31,
                                                                                                          2003
         -------------------------------------------------------------------------------------------------------
                                                                                                   (Unaudited)
         Pro forma total Assets

         Total assets in accordance with Canadian GAAP and
           United States GAAP                                                                    $   5,673,124
         -------------------------------------------------------------------------------------------------------
         Pro forma total Liabilities

         Total liabilities in accordance with Canadian GAAP and
           United States GAAP                                                                    $   1,027,379
         -------------------------------------------------------------------------------------------------------
         Pro forma Shareholders' Equity

         Share capital in accordance with Canadian GAAP                                          $  58,058,653
         Adjustments to share capital:
              Foreign exchange effect on conversion of 1998
                and prior share capital transactions (d)                                               543,269
              Additional paid in capital from stock based compensation relating
                to stock options issued to non-employees (c)(i)                                        520,999
              Additional paid in capital from stock based compensation relating
                to escrow shares (c)(ii)                                                               107,077
         -------------------------------------------------------------------------------------------------------
         Share capital in accordance with United States GAAP                                        59,229,998
         -------------------------------------------------------------------------------------------------------
         Balance carried forward                                                                    59,229,998

INFOWAVE SOFTWArE, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Three months ended March 31, 2003
Year ended December 31, 2002

--------------------------------------------------------------------------------


4. Reconciliation to United States generally accepted accounting principles (continued):

     (b)  Balance sheet (continued):

         -------------------------------------------------------------------------------------------------------
                                                                                                     March 31,
                                                                                                          2003
         -------------------------------------------------------------------------------------------------------
                                                                                                   (Unaudited)
         Balance brought forward                                                                 $  59,229,998

         Additional paid-in capital in accordance with Canadian and United States GAAP                  15,941
         -------------------------------------------------------------------------------------------------------

         Other equity instruments in accordance with Canadian and United States GAAP                 2,150,511
         -------------------------------------------------------------------------------------------------------
         Deficit in accordance with Canadian GAAP                                                  (55,297,602)

         Adjustments to deficit:
              Cumulative effect of stock based compensation
                relating to stock options issued to non-employees (c)(i)                              (519,411)
              Foreign exchange effect on conversion of 1998 and
                prior income statements (d)                                                           (189,240)
              Cumulative effect of stock based compensation
                relating to escrow shares (c)(ii)                                                     (101,474)
         -------------------------------------------------------------------------------------------------------
         Deficit in accordance with United States GAAP                                           $ (56,107,727)
         -------------------------------------------------------------------------------------------------------
         Cumulative translation account in accordance with Canadian GAAP                         $    (281,758)
         Adjustments to cumulative translation account:
              Foreign exchange effect on conversion of 1998 and
                prior income statements (d)                                                           (341,140)
              Cumulative foreign exchange effect of United States GAAP adjustments                     (20,080)
         -------------------------------------------------------------------------------------------------------
                                                                                                      (642,978)
         -------------------------------------------------------------------------------------------------------
         Shareholders' equity in accordance with United States GAAP                              $   4,645,745
         -------------------------------------------------------------------------------------------------------


     (c)  Stock-based compensation:

          (i)  Stock options:

               For United States GAAP purposes, stock options issued to non-employees for services rendered were recorded and reflected in Infowave's historical consolidated financial statements as compensation expense and charged to earnings based on their fair value as the services are provided and the options are earned.

INFOWAVE SOFTWArE, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in United States dollars)

Three months ended March 31, 2003
Year ended December 31, 2002

--------------------------------------------------------------------------------


4. Reconciliation to United States generally accepted accounting principles (continued):

     (c)  Stock-based compensation (continued):

          (ii) Shares held in escrow:

               Certain shares held in escrow pursuant to the employee incentive program and employment contracts were recorded as compensation expense under Canadian GAAP at a deemed value of $0.23 (CDN$0.35) per share based on their fair value at the time of issue discounted for escrow restrictions. For United States GAAP purposes, any restrictions on the employee's right to receive these shares would not be taken into account for purposes of calculating compensation costs and would result in additional compensation costs.

     (d)  Foreign currency translation:

          For United States GAAP, when the Company changed its reporting currency from Canadian to United States dollars in 1999, the 1998 comparative figures should have been restated retroactively as if the Company had always reported in US dollars. As a result, share capital and deficit would be adjusted to translate the Canadian dollar functional currency financial statements to US dollars at the rates in effect on the transaction dates with offsetting adjustments to the cumulative translation account.

     (e)  Impairment or disposal of long-lived assets:

          The difference between the net recoverable amount determined based on undiscounted expected future cash flows and the fair value under United States GAAP, measured at its discounted cash flow, is $422,762, which has been recorded as additional loss from continuing operations in accordance with Untied States GAAP.


5.   Reconciliation to Canadian generally accepted accounting principles:

     The financial statements of HiddenMind have originally been prepared in accordance with generally accepted accounting principles ("GAAP") in the United States of America. There are no material measurement differences for Hidden Mind's financial statements to Canadian GAAP that impact these pro forma consolidated financial statements.

(c)  Exhibits

         Exhibit
         Number          Description
         ------          -----------
          2.1*           Acquisition Agreement dated May 28, 2003 between the
                         Company and HiddenMind
        ------------
        *  Previously filed on Company's Form 8K on July 19, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: September 19, 2003           By:  /s/ George Reznik
                                        -------------------------------------
                                        George Reznik, Chief Financial
                                        Officer and Member of the Office of
                                        the President

                                 EXHIBIT INDEX

         Exhibit
         Number          Description
         ------          -----------
          2.1*           Acquisition Agreement dated May 28, 2003 between the
                         Company and HiddenMind
        ------------
        *  Previously filed on Company's Form 8K on July 19, 2003.